EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OR THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Image Entertainment, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin W. Greenwald, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARTIN W. GREENWALD
Martin W. Greenwald
Chairman and Chief Executive Officer

June 27, 2003